ARTHUR ANDERSEN LLP


                    CONSENT OF INDPENDENT PUBLIC ACCOUNTANTS


         As indpendent public accountants, we hereby consent to the incorporation of our report dated January 20, 1999 incorporated by reference in this Form 10-K of Staten Island Bancorp, Inc. ("Bancorp"), into Bancorp's previously filed Registration Statements on Form S-8 (File Nos. 333-46693 and 333-75133)

                                                          /s/Arthur Andersen LLP

New York, New York
March 29, 1999